___________________________________________________________________

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549
                       _________________________

                               FORM  T-1

                       STATEMENT OF ELIGIBILITY
               UNDER THE TRUST INDENTURE ACT OF 1939 OF
              A CORPORATION DESIGNATED TO ACT AS TRUSTEE
             ___________________________________________
         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
           A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
               ________________________________________

                       THE CHASE MANHATTAN BANK
         (Exact name of trustee as specified in its charter)


NEW YORK                                                 13-4994650
(State of incorporation                            (I.R.S. employer
if not a national bank)                         identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                            10017
(Address of principal executive offices)                 (Zip Code)

                          William H. McDavid
                           General Counsel
                           270 Park Avenue
                       New York, New York 10017
                         Tel:  (212) 270-2611
       (Name, address and telephone number of agent for service)
             ____________________________________________
                             SOLUTIA INC.
         (Exact name of obligor as specified in its charter)


DELAWARE                                                 43-1781797
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                  identification No.)

575 MARYVILLE CENTRE DRIVE,
P.O. BOX 66760
ST. LOUIS, MISSOURI                                      63166-6760
(Address of principal executive offices)                 (Zip Code)

             ____________________________________________
                            DEBT SECURITIES
                 (Title of the indenture securities)
___________________________________________________________________

                                GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

             New York State Banking Department, State House, Albany, New York 12110.

             Board of Governors of the Federal Reserve System,
             Washington, D.C. 20551

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

             Federal Deposit Insurance Corporation, Washington, D.C.
             20429.


        (b)  Whether it is authorized to exercise corporate trust powers.

             Yes.


Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31,
1980, September 9, 1982, February 28, 1985, December 2, 1991 and
July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with
Registration Statement No. 333-06249, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

          4.  A copy of the existing By-Laws of the Trustee (see
Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          5.  Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8.  Not applicable.

          9.  Not applicable.

                                 SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 13TH day of SEPTEMBER, 2000.

                                 THE CHASE MANHATTAN BANK

                                 By /s/ Joanne Adamis
                                   ----------------------------
                                        Joanne Adamis
                                        Vice President

                         Exhibit 7 to Form T-1


                           Bank Call Notice

                        RESERVE DISTRICT NO. 2
                 CONSOLIDATED REPORT OF CONDITION OF

                       The Chase Manhattan Bank
             of 270 Park Avenue, New York, New York 10017
                and Foreign and Domestic Subsidiaries,
               a member of the Federal Reserve System,

              at the close of business June 30, 2000, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                 DOLLAR AMOUNTS
                       ASSETS                                     IN MILLIONS


Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin                                                $ 15,412
   Interest-bearing balances                                           4,593
Securities:
Held to maturity securities                                              613
Available for sale securities                                         57,372
Federal funds sold and securities purchased under
   agreements to resell                                               29,490
Loans and lease financing receivables:
   Loans and leases, net of unearned income         $142,368
   Less: Allowance for loan and lease losses           2,227
   Less: Allocated transfer risk reserve                   0
                                                    --------
   Loans and leases, net of unearned income,
   allowance, and reserve                                            140,141
Trading Assets                                                        48,079
Premises and fixed assets (including capitalized
   leases)                                                             3,447
Other real estate owned                                                   27
Investments in unconsolidated subsidiaries and
   associated companies                                                  259
Customers' liability to this bank on acceptances
   outstanding                                                           676
Intangible assets                                                      3,994
Other assets                                                          16,373
                                                                      ------
TOTAL ASSETS                                                        $320,476
                                                                    ========




                                 -4-

                                            LIABILITIES

Deposits
   In domestic offices                                                     $103,433
   Noninterest-bearing                     $42,054
   Interest-bearing                         61,379
   In foreign offices, Edge and Agreement
   subsidiaries and IBF's                                                    92,486
Noninterest-bearing                        $ 5,683
   Interest-bearing                         86,803
Federal funds purchased and securities sold under agree-
ments to repurchase                                                          49,016
Demand notes issued to the U.S. Treasury                                        750
Trading liabilities                                                          32,878
Other borrowed money (includes mortgage indebtedness
   and obligations under capitalized leases):
   With a remaining maturity of one year or less                              4,298
   With a remaining maturity of more than one year
       through three years                                                        0
   With a remaining maturity of more than three years                            97
Bank's liability on acceptances executed and outstanding                        676
Subordinated notes and debentures                                             5,430
Other liabilities                                                            12,129

TOTAL LIABILITIES                                                           301,193

                                          EQUITY CAPITAL

Perpetual preferred stock and related surplus                                     0
Common stock                                                                  1,211
Surplus (exclude all surplus related to preferred stock)                     11,066
Undivided profits and capital reserves                                        8,165
Net unrealized holding gains (losses)
on available-for-sale securities                                             (1,175)
Accumulated net gains (losses) on cash flow hedges                                0
Cumulative foreign currency translation adjustments                              16
TOTAL EQUITY CAPITAL                                                         19,283

                                                                             ------
TOTAL LIABILITIES AND EQUITY CAPITAL                                       $320,476
                                                                         ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                             JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                             WILLIAM B. HARRISON, JR.   )
                             JOHN R. STAFFORD           )DIRECTORS
                             M. ANTHONY BURNS           )